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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 29, 2004



                             GARDNER DENVER, INC.
            (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      1-13215               76-0419383

(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation or Organization)         File Number)        Identification No.)



                            1800 GARDNER EXPRESSWAY
                            QUINCY, ILLINOIS 62305
             (Address of Principal Executive Offices and Zip Code)

                                (217) 222-5400
             (Registrant's Telephone Number, Including Area Code)



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ITEM 9. REGULATION FD DISCLOSURE.

     On March 29, 2004, the Company issued a press release announcing the closing of its offering of 3,450,000 shares of its common stock, which includes 450,000 shares sold at the underwriters' option. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Item 9 and the exhibit attached hereto shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such a filing.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GARDNER DENVER, INC.

Date: March 29, 2004                   By: /s/ Tracy D. Pagliara
                                          ------------------------------------
                                       Tracy D. Pagliara
                                       Vice President, Administration, General
                                       Counsel and Secretary


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                                EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release dated March 29, 2004






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